UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 2, 2008

FEDERAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street Sanford, Florida	32771
(address of principal executive offices)	(zip code)

(407) 323-1833

(Registrant’s telephone number, including areas code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the final enforcement orders to be entered into between Federal Trust Corporation, Federal Trust Bank and the Office of Thrift Supervision.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to strategic objectives, anticipated financial results, future business prospects and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

•	general economic conditions, either nationally or in our market areas, that are worse than expected;

•	changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;

•	competition among depository and other financial institutions;

•	inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;

•	adverse changes in the securities markets; and

•	changes in our organization, compensation and benefit plans.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements.

ITEM 7.01.	Regulation FD Disclosure

The Office of Thrift Supervision recently concluded examinations of the operations of Federal Trust Corporation and its subsidiary bank, Federal Trust Bank. The Office of Thrift Supervision noted weaknesses and failures relating primarily to our real estate lending practices and asset quality, and their impact on our capital and earnings. We have taken action and implemented procedures that management believes will address the weaknesses identified by the Office of Thrift Supervision. However, the Office of Thrift Supervision has presented drafts of cease and desist orders to Federal Trust Corporation and Federal Trust Bank, which orders are designed to ensure that the weaknesses noted in the recently concluded examinations are properly addressed. We are in the process of negotiating the terms of these enforcement orders with the Office of Thrift Supervision. Although we cannot assure you what the final restrictions and requirements included in the enforcement orders will be, we believe the orders, once finalized, will provide that:

•

Federal Trust Corporation will be required to submit for review and approval or non-objection by the Office of Thrift Supervision a capital plan to raise additional capital for Federal Trust Bank or, if the additional capital cannot be raised, to seek a merger or acquisition partner for Federal Trust Corporation;

•

Federal Trust Bank will be required to submit for review and approval or non-objection by the Office of Thrift Supervision a detailed business plan to strengthen and improve Federal Trust Bank’s operations, earnings and capital;

•

Until the Office of Thrift Supervision has approved or provided its non-objection to Federal Trust Bank’s business plan, Federal Trust Bank will not be permitted to increase its current levels of construction loans, acquisition and development loans, non-residential permanent mortgage loans, land loans and certain other loans without the prior approval of the Office of Thrift Supervision;

•

Until the Office of Thrift Supervision has approved or provided its non-objection to Federal Trust Bank’s business plan, Federal Trust Bank will not be permitted to increase its total assets during any quarter in excess of an amount equal to the net interest credited on deposit liabilities during the quarter without the prior approval of the Office of Thrift Supervision;

•

Federal Trust Bank will be required to submit for review and approval or non-objection by the Office of Thrift Supervision an asset review program that will (i) strengthen and ensure the timely identification and proper classification of problem assets, (ii) ensure adequate and proper levels of the Allowance for Loan and Lease Losses, and (iii) establish individualized resolution plans for problem assets;

•

Federal Trust Bank will be required to submit for review and approval or non-objection by the Office of Thrift Supervision a liquidity plan to ensure that Federal Trust Bank maintains adequate short-term and long-term liquidity;

•	Federal Trust Bank will not be permitted to declare a dividend without the prior written approval of the Office of Thrift Supervision;

•

Federal Trust Bank will be required to revise its legal lending limit policies and procedures to ensure compliance with applicable law and devise an action plan to correct any legal lending limit violations;

•

Federal Trust Bank will not be permitted to enter into, renew or modify any agreements with Federal Trust Corporation or enter into affiliated transactions with Federal Trust Corporation, without prior approval of the Office of Thrift Supervision;

•

Federal Trust Bank will not be permitted to enter into any third-party contracts for services outside the normal course of business without prior review and approval of the Office of Thrift Supervision;

•	The Board of Directors of Federal Trust Bank will be required to submit a plan to strengthen the Board of Directors’ oversight of management and Federal Trust Bank’s operations;

•

The Board of Directors of Federal Trust Bank will be required to conduct a review of Federal Trust Bank’s lending functions and assess the qualifications, experience and proficiency of Federal Trust Bank’s management and lending staff; and

•

The Board of Directors of Federal Trust Bank will be required to establish a committee comprised of non-employee directors to monitor and coordinate Federal Trust Bank’s compliance with the provisions of the enforcement order.

ITEM 8.01.	Other Events

On April 2, 2008, Federal Trust Corporation filed a Registration Statement on Form S-1 with the Securities and Exchange Commission relating to (i) an offering to current shareholders of non-transferable subscription rights to purchase shares of Federal Trust Corporation common stock and (ii) a concurrent offering of shares of common stock to standby purchasers comprised of certain institutional investors and high net worth individuals. The purpose of these proposed offerings is to raise equity capital to improve Federal Trust Bank’s capital position while retaining any additional capital at Federal Trust Corporation for general corporate purposes.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

You may obtain a written prospectus for the offering meeting the requirements of Section 10 of the Securities Act of 1933, as amended, by writing to Federal Trust Corporation, 312 West First Street, Sanford, Florida 32771, Attention: Marcia Zdanys, Corporate Secretary.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities. Securities may not be sold nor may offers to buy be accepted prior to the effectiveness of a registration statement nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

ITEM 9.01.	Financial Statements and Exhibits

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2008

Federal Trust Corporation
(Registrant)

By:	/s/ Gregory E. Smith
Gregory E. Smith
Executive Vice President and Chief Financial Officer